                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.b

                      MASCO CORPORATION - 4TH QUARTER 2003

 Page
 ----
   1       Condensed Statements of Income - 2003 & 2002 Quarters

   2       Sales by Segment and Geographic Area - 4th Quarter 2003 & 2002

   3       Sales by Segment and Geographic Area - Year 2003 & 2002

   4       2003 Quarterly Segment Data - Excluding Goodwill Impairment Charge

   5       2003 Quarterly Segment Data - Including Goodwill Impairment Charge

   6       2002 Quarterly Segment Data

   7       Other Income (Expense), Net

   8       Consolidated Statements of Income - Three Months Ended December 31, 2003 & 2002

   9       Consolidated Statements of Income - Years Ended December 31, 2003 & 2002

  10       Consolidated Balance Sheets

           GAAP Reconciliations:

  11              Sales Growth Excluding Acquisitions, Divestitures & International Currency - QTR

  12              Sales Growth Excluding Acquisitions, Divestitures & International Currency - YTD

  13              Operating Profit, Net Income and E.P.S. for the Year Ended December 31, 2002

  14              Net Operating Profit and Shareholders' Equity

  15              Net Operating Profit and Margins

  16              Discontinued Operations - Selected Financial Data

                                MASCO CORPORATION
                         CONDENSED STATEMENTS OF INCOME
                           2003 AND 2002 - BY QUARTER
                      RESTATED FOR DISCONTINUED OPERATIONS
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                         2003
                                                               --------------------------------------------------------
                                                                YEAR        QTR. 4      QTR. 3      QTR. 2      QTR. 1
                                                                ----        ------      ------      ------      ------
Net Sales:
    - North America                                            $  8,763    $  2,269    $  2,369    $  2,198    $  1,927
    - International                                               2,173         593         549         526         505
                                                               --------    --------    --------    --------    --------
    - Consolidated                                               10,936       2,862       2,918       2,724       2,432

Cost of Sales                                                     7,586       1,982       2,015       1,889       1,700
                                                               --------    --------    --------    --------    --------
Gross Profit                                                      3,350         880         903         835         732
              (Gross Margin)                                       30.6%       30.7%       30.9%       30.7%       30.1%

S,G&A  Expense (before GCE & Benefit (Income) Expense)            1,728         463         448         428         389
              (S,G&A Expense as a % of Sales)                      15.8%       16.2%       15.4%       15.7%       16.0%

Operating Profit (before GCE, Litigation (Income) Charge,
    Benefit (Income) Expense, Reversal of Disposition Charge
    & Goodwill Impairment Charge)                                 1,622         417         455         407         343
              (Operating Margin)                                   14.8%       14.6%       15.6%       14.9%       14.1%
    - North America                                               1,433         353         431         373         276
              (Margin)                                             16.4%       15.6%       18.2%       17.0%       14.3%
    - International                                                 189          64          24          34          67
              (Margin)                                              8.7%       10.8%        4.4%        6.5%       13.3%

General Corporate Expense (GCE)                                     112          27          28          29          28

S,G&A  Expense as a % of Sales
    (including GCE and Benefit (Income) Expense)                   17.0%       17.1%       16.3%       16.6%       18.0%

(Income) Charge Regarding Litigation Settlement, Net                (72)         (1)        (58)          -         (13)

Accelerated Benefit (Income) Expense                                 16           -           -          (5)         21

Reversal of Charge for the Planned Disposition of Business            -           -           -           -           -

Goodwill Impairment Charge                                          142         137           5           -           -
                                                               --------    --------    --------    --------    --------
Operating Profit per F/S                                       $  1,424    $    254    $    480    $    383    $    307
                                                               ========    ========    ========    ========    ========

Earnings per Common Share (Diluted):

    Income From Continuing Operations                          $   1.51    $   0.19    $   0.53    $   0.45    $   0.31

    Income From Discontinued Operations and Gain, Net              0.13           -        0.12        0.01        0.01

    Cumulative Effect of Accounting Change, Net                       -           -           -           -           -
                                                               --------    --------    --------    --------    --------
    Net Income                                                 $   1.64    $   0.19    $   0.65    $   0.46    $   0.32
                                                               ========    ========    ========    ========    ========

                                                                                         2002
                                                               --------------------------------------------------------
                                                                 YEAR       QTR. 4      QTR. 3      QTR. 2      QTR. 1
                                                                 ----       ------      ------      ------      ------
Net Sales:
    - North America                                            $  7,686    $  2,008    $  2,043    $  1,904    $  1,731
    - International                                               1,463         413         404         341         305
                                                               --------    --------    --------    --------    --------
    - Consolidated                                                9,149       2,421       2,447       2,245       2,036

Cost of Sales                                                     6,258       1,685       1,667       1,500       1,406
                                                               --------    --------    --------    --------    --------
Gross Profit                                                      2,891         736         780         745         630
              (Gross Margin)                                       31.6%       30.4%       31.9%       33.2%       30.9%

S,G&A  Expense (before GCE & Benefit (Income) Expense)            1,361         365         344         333         319
              (S,G&A Expense as a % of Sales)                      14.9%       15.1%       14.1%       14.8%       15.7%

Operating Profit (before GCE, Litigation (Income) Charge,
    Benefit (Income) Expense, Reversal of Disposition Charge
    & Goodwill Impairment Charge)                                 1,530         371         436         412         311
              (Operating Margin)                                   16.7%       15.3%       17.8%       18.4%       15.3%
    - North America                                               1,331         312         380         366         273
              (Margin)                                             17.3%       15.5%       18.6%       19.2%       15.8%
    - International                                                 199          59          56          46          38
              (Margin)                                             13.6%       14.3%       13.9%       13.5%       12.5%

General Corporate Expense (GCE)                                      98          25          25          24          24

S,G&A  Expense as a % of Sales
    (including GCE and Benefit (Income) Expense)                   15.9%       16.1%       15.1%       15.9%       16.8%

(Income) Charge Regarding Litigation Settlement, Net                147         (19)        166           -           -

Accelerated Benefit (Income) Expense                                  -           -           -           -           -

Reversal of Charge for the Planned Disposition of Business          (16)        (16)          -           -           -

Goodwill Impairment Charge                                            -           -           -           -           -
                                                               --------    --------    --------    --------    --------
Operating Profit per F/S                                       $  1,301    $    381    $    245    $    388    $    287
                                                               ========    ========    ========    ========    ========
Earnings per Common Share (Diluted):

    Income From Continuing Operations                          $   1.29    $   0.36    $   0.22    $   0.42    $   0.31

    Income From Discontinued Operations and Gain, Net              0.04        0.01        0.01        0.01           -

    Cumulative Effect of Accounting Change, Net                   (0.18)          -           -           -       (0.19)
                                                               --------    --------    --------    --------    --------
    Net Income                                                 $   1.15    $   0.37    $   0.24    $   0.43    $   0.12
                                                               ========    ========    ========    ========    ========







NOTES:

- Operating results for the fourth quarter of 2003 reflect a non-cash, pre-tax charge for goodwill impairment of $137 million ($.24 per common share, after tax).

- Operating results reflect charges of $35 million ($.05 per common share, after tax) and $23 million ($.03 per common share, after tax) in the third quarter and second quarter of 2003, respectively, for a business unit in the Decorative Architectural Products segment; and $7 million ($.01 per common share, after tax) in the third quarter of 2003 for a business unit in the Plumbing Products segment.

- Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003. A portion of the benefit liability (related to an investment in the Company's common stock) fluctuated based on the market price of Company common stock. In the second quarter of 2003, the Company recognized income relating to this liability as the obligation was marked to market, based on the Company's stock price. The liability was satisfied in the third quarter of 2003 with no impact on earnings.

- Income from discontinued operations sold in the third quarter of 2003 includes an after tax net gain from the sale of Baldwin, Weiser and Marvel totaling $53.1 million ($.11 per common share) and income from nine months of operations of $21 million ($.03 per common share, after tax).

- Data for 2002 exclude a first quarter, non-cash goodwill accounting change charge effective January 1, 2002 of $.19 per common share. In addition, per common share amounts for the four quarters of 2003 and 2002 do not total to the per common share amount for the year due to the timing of capital stock transactions and the effect of contingently issuable shares.

- Earnings per common share in the third quarter of 2002 include a $.20 charge for a litigation settlement.

- Earnings in the fourth quarter of 2002 include approximately $35 million of income related to insurance proceeds and the reversal of a charge related to the planned disposition of a business and approximately $36 million of charges related to non-operating asset impairments and realized losses on marketable securities.

- Excluding the effect of unusual items (principally the Behr litigation settlement charge, net and a non-cash accounting change charge related to goodwill impairment), income from continuing operations for the year 2002 was $761 million or $1.48 per common share (see page 13 for the GAAP reconciliation).

                                MASCO CORPORATION
                      SALES BY SEGMENT AND GEOGRAPHIC AREA
                             4TH QUARTER 2003 & 2002
                              (DOLLARS IN MILLIONS)

                                         4th Quarter          4th Qtr '03
                                      -----------------           vs.
                                       2003       2002        4th Qtr '02
                                       ----       ----        -----------
Cabinets & Related Products           $  814     $  722        +    13%

Plumbing Products                        683        523        +    31%

Installation & Other Services            642        568        +    13%

Decorative Architectural Products        367        302        +    22%

Other Specialty Products                 356        306        +    16%
                                      ------     ------
        Total                         $2,862     $2,421        +    18%
                                      ======     ======

North America                         $2,269     $2,008        +    13%

International, principally Europe        593        413        +    44%
                                      ------     ------
        Total, as above               $2,862     $2,421        +    18%
                                      ======     ======

NOTES:

- 2002 net sales have been restated to exclude operations which were sold and treated as discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

- Excluding acquisitions and divestitures, consolidated net sales increased 13 percent, North American net sales increased 12 percent and International net sales increased 18 percent. International sales in local currencies increased two percent compared with the fourth quarter of 2002 (see page 11 for the GAAP reconciliation).

                                MASCO CORPORATION
                      SALES BY SEGMENT AND GEOGRAPHIC AREA
                                YEAR 2003 & 2002
                              (DOLLARS IN MILLIONS)

                                              Year                  2003
                                      -------------------            vs.
                                        2003        2002            2002
                                        ----        ----            ----
Cabinets & Related Products           $ 3,058     $ 2,798         +    9%

Plumbing Products                       2,645       2,031         +   30%

Installation & Other Services           2,411       1,845         +   31%

Decorative Architectural Products       1,522       1,358         +   12%

Other Specialty Products                1,300       1,117         +   16%
                                      -------     -------
        Total                         $10,936     $ 9,149         +   20%
                                      =======     =======

North America                         $ 8,763     $ 7,686         +   14%

International, principally Europe       2,173       1,463         +   49%
                                      -------     -------
        Total, as above               $10,936     $ 9,149         +   20%
                                      =======     =======

NOTES:

- Net sales exclude operations which were sold and treated as discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

- Excluding acquisitions and divestitures, consolidated net sales increased 9 percent, North American net sales increased 8 percent and International net sales increased 17 percent. International sales in local currencies were flat compared with 2002 (see page 12 for the GAAP reconciliation).

                                MASCO CORPORATION
                          QUARTERLY SEGMENT DATA - 2003
                      EXCLUDING GOODWILL IMPAIRMENT CHARGE
                              (DOLLARS IN MILLIONS)

                                                                Year        Qtr. 4      Qtr. 3      Qtr. 2      Qtr. 1
                                                                ----        ------      ------      ------      ------
Net Sales:
    - Cabinets and Related Products                           $  3,058     $    814    $    802    $    743    $    699
    - Plumbing Products                                          2,645          683         683         666         613
    - Installation and Other Services                            2,411          642         642         585         542
    - Decorative Architectural Products                          1,522          367         441         413         301
    - Other Specialty Products                                   1,300          356         350         317         277
                                                              --------     --------    --------    --------    --------
    - TOTAL                                                     10,936        2,862       2,918       2,724       2,432
                                                              ========     ========    ========    ========    ========

    - North America                                              8,763        2,269       2,369       2,198       1,927
    - International, principally Europe                          2,173          593         549         526         505
                                                              --------     --------    --------    --------    --------
    - TOTAL, AS ABOVE                                           10,936        2,862       2,918       2,724       2,432
                                                              ========     ========    ========    ========    ========


Operating Profit:
    - Cabinets and Related Products                                447          128         122         113          84
    - Plumbing Products                                            353           81          95          93          84
    - Installation and Other Services                              368           93         110          88          77
    - Decorative Architectural Products                            219           49          58          57          55
    - Other Specialty Products                                     235           66          70          56          43
                                                              --------     --------    --------    --------    --------
    - TOTAL                                                      1,622          417         455         407         343
                                                              ========     ========    ========    ========    ========
    - North America                                              1,433          353         431         373         276
    - International, principally Europe                            189           64          24          34          67
                                                              --------     --------    --------    --------    --------
    - TOTAL, AS ABOVE                                            1,622          417         455         407         343
                                                              ========     ========    ========    ========    ========
General Corporate Expense (GCE)                                    112           27          28          29          28

(Income) Related to Litigation Settlement                          (72)          (1)        (58)          -         (13)

Accelerated Benefit (Income) Expense, Net                           16            -           -          (5)         21
                                                              --------     --------    --------    --------    --------
Operating Profit (after GCE and Adjustments)                     1,566          391         485         383         307

Other Income (Expense), Net                                       (208)         (57)        (60)        (35)        (56)
                                                              --------     --------    --------    --------    --------
Income from Continuing Operations Before
Income Taxes and Minority Interest                            $  1,358     $    334    $    425    $    348    $    251
                                                              ========     ========    ========    ========    ========
Margins:
    - Cabinets and Related Products                               14.6%        15.7%       15.2%       15.2%       12.0%
    - Plumbing Products                                           13.3%        11.9%       13.9%       14.0%       13.7%
    - Installation and Other Services                             15.3%        14.5%       17.1%       15.0%       14.2%
    - Decorative Architectural Products                           14.4%        13.4%       13.2%       13.8%       18.3%
    - Other Specialty Products                                    18.1%        18.5%       20.0%       17.7%       15.5%
    - TOTAL                                                       14.8%        14.6%       15.6%       14.9%       14.1%

    - North America                                               16.4%        15.6%       18.2%       17.0%       14.3%
    - International, principally Europe                            8.7%        10.8%        4.4%        6.5%       13.3%
    - TOTAL, AS ABOVE                                             14.8%        14.6%       15.6%       14.9%       14.1%

NOTES:

-    Data for all quarters of 2003 exclude discontinued operations.

- Operating results for the fourth quarter of 2003 exclude a non-cash, pre-tax charge for goodwill impairment of $137 million ($.24 per common share, after tax). The charge related to certain of the Company's European business units and was allocated among the segments as follows, in millions: Cabinets - $51; Plumbing Products - $36; Decorative Architectural
     - $19; and Other Specialty - $31.

- Operating results reflect charges of $35 million ($.05 per common share, after tax), including $5 million for impairment of goodwill, and $23 million ($.03 per common share, after tax) in the third quarter and second quarter of 2003, respectively, for a business unit in the Decorative Architectural Products segment; and $7 million ($.01 per common share, after tax) in the third quarter of 2003 for a business unit in the Plumbing Products segment.

- Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003. A portion of the benefit liability (related to an investment in the Company's common stock) fluctuated based on the market price of Company common stock. In the second quarter of 2003, the Company recognized income relating to this liability as the obligation was marked to market, based on the Company's stock price. The liability was satisfied in the third quarter of 2003 with no impact on earnings.

- Operating profit and margins by segment and geographic area are before general corporate expense and exclude (income) related to litigation settlement, net.

                                MASCO CORPORATION
                          QUARTERLY SEGMENT DATA - 2003
                      INCLUDING GOODWILL IMPAIRMENT CHARGE
                              (DOLLARS IN MILLIONS)

                                                                    Year        Qtr. 4      Qtr. 3      Qtr. 2      Qtr. 1
                                                                    ----        ------      ------      ------      ------
Net Sales:
    - Cabinets and Related Products                               $  3,058     $    814    $    802    $    743    $    699
    - Plumbing Products                                              2,645          683         683         666         613
    - Installation and Other Services                                2,411          642         642         585         542
    - Decorative Architectural Products                              1,522          367         441         413         301
    - Other Specialty Products                                       1,300          356         350         317         277
                                                                  --------     --------    --------    --------    --------
    - TOTAL                                                         10,936        2,862       2,918       2,724       2,432
                                                                  ========     ========    ========    ========    ========

    - North America                                                  8,763        2,269       2,369       2,198       1,927
    - International, principally Europe                              2,173          593         549         526         505
                                                                  --------     --------    --------    --------    --------
    - TOTAL, AS ABOVE                                               10,936        2,862       2,918       2,724       2,432
                                                                  ========     ========    ========    ========    ========
Operating Profit:
    - Cabinets and Related Products                                    396           77         122         113          84
    - Plumbing Products                                                317           45          95          93          84
    - Installation and Other Services                                  368           93         110          88          77
    - Decorative Architectural Products                                195           30          53          57          55
    - Other Specialty Products                                         204           35          70          56          43
                                                                  --------     --------    --------    --------    --------
    - TOTAL                                                          1,480          280         450         407         343
                                                                  ========     ========    ========    ========    ========

    - North America                                                  1,433          353         431         373         276
    - International, principally Europe                                 47          (73)         19          34          67
                                                                  --------     --------    --------    --------    --------
    - TOTAL, AS ABOVE                                                1,480          280         450         407         343
                                                                  ========     ========    ========    ========    ========
General Corporate Expense (GCE)                                        112           27          28          29          28

(Income) Related to Litigation Settlement                              (72)          (1)        (58)          -         (13)

Accelerated Benefit (Income) Expense, Net                               16            -           -          (5)         21
                                                                  --------     --------    --------    --------    --------
Operating Profit (after GCE and Adjustments)                         1,424          254         480         383         307

Other Income (Expense), Net                                           (208)         (57)        (60)        (35)        (56)
                                                                  --------     --------    --------    --------    --------
Income from Continuing Operations Before
Income Taxes and Minority Interest                                $  1,216     $    197    $    420    $    348    $    251
                                                                  ========     ========    ========    ========    ========
Margins:
    - Cabinets and Related Products                                   12.9%         9.5%       15.2%       15.2%       12.0%
    - Plumbing Products                                               12.0%         6.6%       13.9%       14.0%       13.7%
    - Installation and Other Services                                 15.3%        14.5%       17.1%       15.0%       14.2%
    - Decorative Architectural Products                               12.8%         8.2%       12.0%       13.8%       18.3%
    - Other Specialty Products                                        15.7%         9.8%       20.0%       17.7%       15.5%
    - TOTAL                                                           13.5%         9.8%       15.4%       14.9%       14.1%

    - North America                                                   16.4%        15.6%       18.2%       17.0%       14.3%
    - International, principally Europe                                2.2%       -12.3%        3.5%        6.5%       13.3%
    - TOTAL, AS ABOVE                                                 13.5%         9.8%       15.4%       14.9%       14.1%

NOTES:

-    Data for all quarters of 2003 exclude discontinued operations.

- Operating results for the fourth quarter of 2003 reflect a non-cash, pre-tax charge for goodwill impairment of $137 million ($.24 per common share, after tax). The charge related to certain of the Company's European business units and was allocated among the segments as follows, in millions: Cabinets - $51; Plumbing Products - $36; Decorative Architectural
     - $19; and Other Specialty - $31.

- Operating results reflect charges of $35 million ($.05 per common share, after tax), including $5 million for impairment of goodwill, and $23 million ($.03 per common share, after tax) in the third quarter and second quarter of 2003, respectively, for a business unit in the Decorative Architectural Products segment; and $7 million ($.01 per common share, after tax) in the third quarter of 2003 for a business unit in the Plumbing Products segment.

- Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003. A portion of the benefit liability (related to an investment in the Company's common stock) fluctuated based on the market price of Company common stock. In the second quarter of 2003, the Company recognized income relating to this liability as the obligation was marked to market, based on the Company's stock price. The liability was satisfied in the third quarter of 2003 with no impact on earnings.

- Operating profit and margins by segment and geographic area are before general corporate expense and exclude (income) related to litigation settlement, net.

                                MASCO CORPORATION
                          QUARTERLY SEGMENT DATA - 2002
                              (DOLLARS IN MILLIONS)

                                                                      Year       Qtr. 4      Qtr. 3      Qtr. 2      Qtr. 1
                                                                      ----       ------      ------      ------      ------
Net Sales:
    - Cabinets and Related Products                                 $ 2,798     $   722     $   738     $   682     $   656
    - Plumbing Products                                               2,031         523         535         509         464
    - Installation and Other Services                                 1,845         568         489         398         390
    - Decorative Architectural Products                               1,358         302         376         378         302
    - Other Specialty Products                                        1,117         306         309         278         224
                                                                    -------     -------     -------     -------     -------
    - TOTAL                                                           9,149       2,421       2,447       2,245       2,036
                                                                    =======     =======     =======     =======     =======

    - North America                                                   7,686       2,008       2,043       1,904       1,731
    - International, principally Europe                               1,463         413         404         341         305
                                                                    -------     -------     -------     -------     -------
    - TOTAL, AS ABOVE                                                 9,149       2,421       2,447       2,245       2,036
                                                                    =======     =======     =======     =======     =======
Operating Profit:
    - Cabinets and Related Products                                     379          98         114         100          67
    - Plumbing Products                                                 334          92          83          87          72
    - Installation and Other Services                                   304          87          82          71          64
    - Decorative Architectural Products                                 311          55          88          99          69
    - Other Specialty Products                                          218          55          69          55          39
                                                                    -------     -------     -------     -------     -------
    - TOTAL                                                           1,546         387         436         412         311
                                                                    =======     =======     =======     =======     =======

    - North America                                                   1,347         328         380         366         273
    - International, principally Europe                                 199          59          56          46          38
                                                                    -------     -------     -------     -------     -------
    - TOTAL, AS ABOVE                                                 1,546         387         436         412         311
                                                                    =======     =======     =======     =======     =======
General Corporate Expense (GCE)                                          98          25          25          24          24

(Income) Expense Related to Litigation Settlement, Net                  147         (19)        166           -           -
                                                                    -------     -------     -------     -------     -------
Operating Profit (after GCE and Litigation
    (Income) Expense, Net                                             1,301         381         245         388         287

Other Income (Expense), Net                                            (300)        (90)        (76)        (71)        (63)
                                                                    -------     -------     -------     -------     -------
Income from Continuing Operations Before Income
Taxes and Minority Interest                                         $ 1,001     $   291     $   169     $   317     $   224
                                                                    =======     =======     =======     =======     =======

Margins:
    - Cabinets and Related Products                                    13.5%       13.6%       15.4%       14.7%       10.2%
    - Plumbing Products                                                16.4%       17.6%       15.5%       17.1%       15.5%
    - Installation and Other Services                                  16.5%       15.3%       16.8%       17.8%       16.4%
    - Decorative Architectural Products                                22.9%       18.2%       23.4%       26.2%       22.8%
    - Other Specialty Products                                         19.5%       18.0%       22.3%       19.8%       17.4%
    - TOTAL                                                            16.9%       16.0%       17.8%       18.4%       15.3%

    - North America                                                    17.5%       16.3%       18.6%       19.2%       15.8%
    - International, principally Europe                                13.6%       14.3%       13.9%       13.5%       12.5%
    - TOTAL, AS ABOVE                                                  16.9%       16.0%       17.8%       18.4%       15.3%

NOTES:

-    Data for 2002 exclude discontinued operations.

- Operating profit and margins by segment and geographic area are before general corporate expense and exclude the charge (income) for litigation settlement, net, which relates to the Decorative Architectural Products segment.

- Included in operating profit of the Plumbing Products segment for the fourth quarter and year is $16 million of income related to the reversal of a charge for the 2000 planned disposition of a business. Excluding such income, operating profit margins in this segment were 14.5% and 15.7% for the quarter and year ended December 31, 2002, respectively.

                                MASCO CORPORATION
                           OTHER INCOME (EXPENSE), NET
                             2003 AND 2002 QUARTERS
                              (DOLLARS IN MILLIONS)

                                                                       2003
                                                ---------------------------------------------------
                                                  YEAR     QTR. 4     QTR. 3     QTR. 2     QTR. 1
                                                  ----     ------     ------     ------     ------
Interest Expense                                $(262.0)   $(60.2)    $ (66.8)   $ (67.4)   $ (67.6)

Equity Earnings, Net                                0.5         -           -          -        0.5

Income from Cash and Cash Investments               8.7       2.0         1.8        2.4        2.5

Other Interest Income                               8.0       3.0         2.1        1.1        1.8

Income (Loss) from Financial Investments           64.8      13.3        18.9       19.1       13.5

Loss on Early Retirement of Debt                   (6.9)     (4.2)       (2.7)         -          -

Gain from Sale of Equity Investment                 4.8         -           -        4.8          -

Impairment Charge for Long-Term Investments       (19.2)     (9.9)       (9.3)         -          -

Other, Net                                         (6.4)     (1.0)       (4.3)       5.4       (6.5)
                                                -------    ------     -------    -------    -------
Total Other Income (Expense), Net               $(207.7)   $(57.0)    $ (60.3)   $ (34.6)   $ (55.8)
                                                =======    ======     =======    =======    =======
                                                                       2002
                                                ---------------------------------------------------
                                                 YEAR      QTR. 4     QTR. 3     QTR. 2     QTR. 1
                                                -------    ------     -------    -------    -------
Interest Expense                                $(237.0)   $(66.6)    $ (61.1)   $ (54.2)   $ (55.1)

Equity Earnings, Net                               14.3       1.3         5.7        5.4        1.9

Income from Cash and Cash Investments               7.8       3.9         2.1        1.1        0.7

Other Interest Income                               6.0       2.7         1.8        0.6        0.9

Income (Loss) from Financial Investments          (35.5)     (4.1)       (8.4)     (15.4)      (7.6)

Loss on Early Retirement of Debt                      -         -           -          -          -

Gain from Sale of Equity Investment                   -         -           -          -          -

Impairment Charge for Long-Term Investments       (24.0)    (24.0)          -          -          -

Other, Net                                        (31.7)     (2.9)      (16.4)      (8.4)      (4.0)
                                                -------    ------     -------    -------    -------
Total Other Income (Expense), Net               $(300.1)   $(89.7)    $ (76.3)   $ (70.9)   $ (63.2)
                                                =======    ======     =======    =======    =======

NOTES:

-    Data for all quarters above exclude discontinued operations.

- Income (loss) from financial investments includes $23 million of net realized gains related to the sale of marketable securities for the twelve months ended December 31, 2003.

                                MASCO CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                               Three Months Ended       As a Percent of Sales
                                                                                   December 31      Three Months Ended December 31
                                                                         %     ------------------   ------------------------------
Line                                                                   Change   2003        2002          2003         2002
----                                                                   ------   ----        ----          ----         ----
1  Net Sales                                                             18%   $ 2,862    $ 2,421         100.0%       100.0%

2  Cost of Sales                                                         18%     1,982      1,685          69.3%        69.6%
                                                                               -------    -------         -----        -----
3  Gross Profit                                                          20%       880        736          30.7%        30.4%
                                                                               =======    =======         =====        =====
   Operating Profit:

4  - Before GCE, Litigation (Income), Income from Planned
   Disposition and Goodwill Impairment Charge (3-7)                      12%       417        371          14.6%        15.3%

5  - After GCE, Litigation (Income), Income from Planned
     Disposition and Goodwill Impairment Charge (3-8-9-10-11)           -33%       254        381           8.9%        15.7%

   S,G&A Expense:

6  - General Corporate Expense (GCE)                                      8%        27         25           0.9%         1.0%

7  - All Other                                                           27%       463        365          16.2%        15.1%
                                                                               -------    -------         -----        -----
8  - Total S,G&A Expense                                                 26%       490        390          17.1%        16.1%
                                                                               =======    =======         =====        =====

9  (Income) for Litigation Settlement                                               (1)       (19)          0.0%        -0.8%

10 (Income) from Planned Disposition of Business (C)                                 -        (16)          0.0%        -0.7%

11 Goodwill Impairment Charge (A)                                                  137          -           4.8%         0.0%

12 Other Income (Expense), Net                                          -37%       (57)       (90)         -2.0%        -3.7%

13 Income from Continuing Operations Before Income Taxes
   and Minority Interest (5+12)                                         -32%       197        291           6.9%        12.0%

14 Income Taxes                                                          -2%        99        101           3.5%         4.2%
     (Tax Rate)                                                                   50.3%      34.7%
                                                                               -------    -------         -----        -----
15 Income from Continuing Operations Before Minority Interest           -48%        98        190           3.4%         7.8%

16 Minority Interest (B)                                                            (5)         -          -0.2%         0.0%
                                                                               -------    -------         -----        -----
17 Income from Continuing Operations                                    -51%        93        190           3.2%         7.8%

18 (Expense) Income from Discontinued Operations, Net of Income Taxes               (1)         5           0.0%         0.2%
                                                                               -------    -------         -----        -----
   Net Income                                                           -53%   $    92    $   195           3.2%         8.1%
                                                                               =======    =======         =====        =====

   Earnings Per Common Share (Diluted):

        Income from Continuing Operations                                      $  0.19    $  0.36

        (Expense) Income from Discontinued Operations, Net of Income
          Taxes                                                                  (0.00)      0.01
                                                                               -------    -------
        Net Income                                                      -48%   $  0.19    $  0.37
                                                                               =======    =======
   Average (Diluted) Common Shares                                       -9%       481        529

NOTES:

Data for 2002 include the restatement for discontinued operations.

(A) The Company completed the goodwill impairment testing in the fourth quarter of 2003 and recorded a non-cash, pre-tax charge of $137 million ($113 million or $.24 per common share, after tax) related to certain European business units.

(B) The Company owns 64 percent of Hansgrohe AG; this line is the reduction of income to reflect the minority interest.

(C) In the fourth quarter of 2002, the Company recognized $16 million of income relating to a plan developed in 2000 for the disposition of businesses.

                                MASCO CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE YEAR ENDED DECEMBER 31, 2003 AND 2002
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                             Twelve Months Ended          As a Percent of Sales
                                                                                 December 31         Twelve Months Ended December 31
                                                                      %      -------------------     -------------------------------
Line                                                               Change      2003        2002             2003        2002
----                                                               ------      ----        ----             ----        ----
 1    Net Sales                                                      20%     $ 10,936    $ 9,149           100.0%      100.0%

 2    Cost of Sales                                                  21%        7,586      6,258            69.4%       68.4%
                                                                             --------    -------           -----       -----
 3    Gross Profit                                                   16%        3,350      2,891            30.6%       31.6%
                                                                             --------    -------           -----       -----
      Operating Profit (B):

 4    - Before GCE, Benefit Expense, Net, Litigation (Income)
        Charge, Income from Planned Disposition and Goodwill
        Impairment Charge (3-8)                                       6%        1,622      1,530            14.8%       16.7%

 5    - After GCE, Benefit Expense, Net, Litigation (Income)
        Charge, Income from Planned Disposition and Goodwill
        Impairment Charge (3-9-10-11-12)                              9%        1,424      1,301            13.0%       14.2%

      S,G&A Expense:

 6    - General Corporate Expense (GCE)                              14%          112         98             1.0%        1.1%

 7    - Accelerated Benefit Expense, Net (E)                                       16          -             0.1%        0.0%

 8    - All Other                                                    27%        1,728      1,361            15.8%       14.9%

                                                                             --------    -------           -----       -----
 9    - Total S,G&A Expense                                          27%        1,856      1,459            17.0%       15.9%
                                                                             --------    -------           -----       -----

10    (Income) Charge for Litigation Settlement, Net (C)                          (72)       147            -0.7%        1.6%

11    (Income) from Planned Disposition of Business (F)                             -        (16)            0.0%        0.2%

12    Goodwill Impairment Charge (A)                                              142          -             1.3%        0.0%

13    Other Income (Expense), Net                                   -31%         (208)      (300)           -1.9%       -3.3%

14    Income from Continuing Operations Before Income Taxes and
      Minority Interest (5+13)                                       21%        1,216      1,001            11.1%       10.9%

15    Income Taxes                                                   37%          463        337             4.2%        3.7%
        (Tax Rate)                                                               38.1%      33.7%
                                                                             --------    -------           -----       -----

16    Income from Continuing Operations Before Minority Int          13%          753        664             6.9%        7.3%

17    Minority Interest (D)                                                       (13)         -            -0.1%        0.0%

                                                                             --------    -------           -----       -----
18    Income from Continuing Operations                              11%          740        664             6.8%        7.3%

19    Income from Discontinued Operations and Gain, Net of
        Income Taxes                                                               66         18             0.6%        0.2%

20    Cumulative Effect of Accounting Change, Net                                   -        (92)            0.0%       -1.0%
                                                                             --------    -------           -----       -----
      Net Income                                                     37%     $    806    $   590             7.4%        6.4%
                                                                             ========    =======           =====       =====

      Earnings Per Common Share (Diluted):

        Income from Continuing Operations                                    $   1.51    $  1.29

        Income from Discontinued Operation and Gain, Net of
         Income Taxes                                                            0.13       0.04

        Cumulative Effect of Accounting Change, Net                                 -      (0.18)
                                                                             --------    -------
        Net Income                                                   43%     $   1.64    $  1.15
                                                                             ========    =======

      Average (Diluted) Common Shares                                -5%          491       514

NOTES:

Data for 2003 and 2002 include the restatement for discontinued operations.

(A) Operating results for 2003 reflect a non-cash, pre-tax charge for goodwill impairment of $142 million ($118 million or $.24 per common share, after tax), including $5 million recorded in the third quarter of 2003.

(B) Operating results for 2003 reflect charges of $50 million ($.07 per common share, after tax) for a business unit in the Decorative Architectural Products segment; and $4 million ($.01 per common share, after tax) for a business unit in the Plumbing Products segment.

(C) Results for 2003 and 2002 include $72 million and $(147) million of income (expense), respectively, related to the litigation settlement regarding the Company's subsidiary, Behr Process Corporation, in the Decorative Architectural Products segment.

(D) The Company owns 64 percent of Hansgrohe AG; this line is the reduction of income to reflect the minority interest.

(E) Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003. A portion of the benefit liability (related to an investment in the Company's common stock) fluctuated based on the market price of Company common stock. In the second quarter of 2003, the Company recognized income relating to this liability as the obligation was marked to market, based on the Company's stock price. The liability was satisfied in the third quarter of 2003 with no impact on earnings.

(F) In the fourth quarter of 2002, the Company recognized $16 million of income relating to a plan developed in 2000 for the disposition of businesses.

                                MASCO CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                              (DOLLARS IN MILLIONS)

                                                       December 31,             December 31,
                                                           2003                     2002
                                                       ------------             ------------
ASSETS

Current  Assets:

  Cash and Cash Investments                            $        795             $      1,067

  Receivables                                                 1,674                    1,546

  Inventories                                                 1,019                    1,056

  Prepaid Expenses and Other                                    316                      281
                                                       ------------             ------------
        Total Current Assets                                  3,804                    3,950

Property and Equipment, Net                                   2,339                    2,315

Goodwill                                                      4,491                    4,297

Other Intangible Assets, Net                                    344                      354

Other Assets                                                  1,171                    1,134
                                                       ------------             ------------
        Total Assets                                   $     12,149             $     12,050
                                                       ============             ============

LIABILITIES

Current Liabilities:

  Notes Payable                                        $        334             $        321

  Accounts Payable                                              715                      541

  Accrued Liabilities                                         1,050                    1,070
                                                       ------------             ------------
        Total Current Liabilities                             2,099                    1,932

Long-Term Debt                                                3,848                    4,316

Deferred Income Taxes and Other                                 746                      508
                                                       ------------             ------------
        Total Liabilities                                     6,693                    6,756

SHAREHOLDERS' EQUITY                                          5,456                    5,294
                                                       ------------             ------------
        Total Liabilities and Shareholders' Equity     $     12,149             $     12,050
                                                       ============             ============

                                MASCO CORPORATION
                       GAAP RECONCILIATION OF SALES GROWTH
      EXCLUDING EFFECT OF ACQUISITIONS, DIVESTITURES & CURRENCY TRANSLATION
                              (DOLLARS IN MILLIONS)

                                                                             Three Months Ended December 31
                                                                             ------------------------------
                                                                                 2003             2002
                                                                                 ----             ----
Consolidated Net Sales, as reported                                             $ 2,862          $ 2,421

 - Acquisitions                                                                    (130)               -

 - Divestitures (A)                                                                   -                -
                                                                                -------          -------
Consolidated Net Sales (excl. acquisitions & divestitures)                      $ 2,732          $ 2,421
                                                                                =======          =======

North American Net Sales, as reported                                           $ 2,269          $ 2,008

 - Acquisitions                                                                     (25)               -

 - Divestitures (A)                                                                   -                -
                                                                                -------          -------
North American Net Sales (excl. acquisitions & divestitures)                    $ 2,244          $ 2,008
                                                                                =======          =======

International Net Sales, as reported                                            $   593          $   413

 - Acquisitions                                                                    (105)               -

 - Divestitures (A)                                                                   -                -
                                                                                -------          -------
International Net Sales (excl. acquisitions & divestitures)                         488              413

 - Currency Translation                                                             (65)               -
                                                                                -------          -------
International Net Sales (excl. acquisitions, divestitures & currency)           $   423          $   413
                                                                                =======          =======

NOTES:

(A) Refers to divestitures completed prior to January 1, 2003. Divestitures completed subsequent to January 1, 2003 are considered discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The sales of discontinued operations are not included in the Company's net sales, as reported, for any period presented.

The Company presents information comparing results from one period to another excluding the results of businesses acquired or disposed of in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period's exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed before taking into account currency fluctuations.

                                MASCO CORPORATION
                       GAAP RECONCILIATION OF SALES GROWTH
      EXCLUDING EFFECT OF ACQUISITIONS, DIVESTITURES & CURRENCY TRANSLATION
                              (DOLLARS IN MILLIONS)

                                                                             Twelve Months Ended December 31
                                                                             -------------------------------
                                                                                 2003             2002
                                                                                 ----             ----
Consolidated Net Sales, as reported                                             $10,936          $ 9,149

 - Acquisitions                                                                  (1,334)            (320)

 - Divestitures (A)                                                                   -              (13)
                                                                                -------          -------
Consolidated Net Sales (excl. acquisitions & divestitures)                      $ 9,602          $ 8,816
                                                                                =======          =======

North American Net Sales, as reported                                           $ 8,763          $ 7,686

 - Acquisitions                                                                    (743)            (213)

 - Divestitures (A)                                                                   -              (13)
                                                                                -------          -------
North American Net Sales (excl. acquisitions & divestitures)                    $ 8,020          $ 7,460
                                                                                =======          =======

International Net Sales, as reported                                            $ 2,173          $ 1,463

 - Acquisitions                                                                    (591)            (107)

 - Divestitures (A)                                                                   -                -
                                                                                -------          -------
International Net Sales (excl. acquisitions & divestitures)                       1,582            1,356

 - Currency Translation                                                            (228)               -
                                                                                -------          -------
International Net Sales (excl. acquisitions, divestitures & currency)           $ 1,354          $ 1,356
                                                                                =======          =======

NOTES:

(A) Refers to divestitures completed prior to January 1, 2003. Divestitures completed subsequent to January 1, 2003 are considered discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The sales of discontinued operations are not included in the Company's net sales, as reported, for any period presented.

The Company presents information comparing results from one period to another excluding the results of businesses acquired or disposed of in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period's exchange rates, rather than exchange rates for the current year. The Company presents this information in order to assess how the underlying businesses performed before taking into account currency fluctuations.

                                MASCO CORPORATION
      GAAP RECONCILIATION OF OPERATING PROFIT, NET INCOME AND EARNINGS PER
                                  COMMON SHARE
                          YEAR ENDED DECEMBER 31, 2002
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                                               OPERATING       NET
                                                    EPS         PROFIT       INCOME
                                                  ------       ---------     --------
As Reported, Excluding Discontinued Operations    $ 1.11       $   1,301     $  572

Litigation Charge, Net                              0.18             147         92

Goodwill Impairment Charge                          0.18                         92

(Income) from Planned Disposition of Business      (0.02)            (16)       (10)

Impairment Charge for Non-Operating Assets          0.03                         15
                                                  ------       ---------     ------
As Reconciled                                     $ 1.48       $   1,432     $  761
                                                  ======       =========     ======

The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP financial measures and ratios should be viewed in addition to, and not as an alternative for, the Company's reported results.

                                MASCO CORPORATION
      GAAP RECONCILIATION OF NET OPERATING PROFIT AND SHAREHOLDERS' EQUITY
                              (DOLLARS IN MILLIONS)

                                                                YEAR ENDED
                                                               DECEMBER 31
                                                            ------------------
                                                             2003       2002
                                                             ----       ----
Net Operating Profit, Excluding Discontinued Operations     $ 1,424    $ 1,301

Goodwill Impairment Charge                                      142          -

European Charges                                                 54          -

Accelerated Benefit Expense                                      16          -

Income from Planned Disposition of a Business                     -        (16)

Behr Litigation (Income) Charge, Net                            (72)       147
                                                            -------    -------
Net Operating Profit, As Reconciled                         $ 1,564    $ 1,432
                                                            =======    =======

                                                                YEAR ENDED
                                                               DECEMBER 31
                                                            ------------------
                                                             2003       2002
                                                             ----       ----
Shareholders' Equity, As Reported                           $ 5,456    $ 5,294

Goodwill Impairment Charge (after tax)                          118         92

European Charges (after tax)                                     38          -

Accelerated Benefit Expense (after tax)                          10          -

Income from Planned Disposition of a Business (after tax)         -        (10)

Behr Litigation (Income) Charge, Net (after tax)                (45)        92
                                                            -------    -------
Shareholders' Equity, As Reconciled                         $ 5,577    $ 5,468
                                                            =======    =======

The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP financial measures and ratios should be viewed in addition to, and not as an alternative for, the Company's reported results.

                                MASCO CORPORATION
            GAAP RECONCILIATION OF NET OPERATING PROFIT AND MARGINS
                              (DOLLARS IN MILLIONS)

                                                                          TWELVE MONTHS
                                                                        ENDED DECEMBER 31
                                                            ------------------------------------------
                                                                   2003                  2002
                                                            ------------------      ------------------
Net Operating Profit, Excluding Discontinued Operations     $ 1,424       13.0%     $ 1,301       14.2%

Goodwill Impairment Charge                                      142                       -

European Charges                                                 54                       -

Accelerated Benefit Expense                                      16                       -

Income from Planned Disposition of a Business                     -                     (16)

Behr Litigation (Income) Charge, Net                            (72)                    147
                                                            -------                 -------

Net Operating Profit, As Reconciled                         $ 1,564       14.3%     $ 1,432       15.7%
                                                            =======                 =======

                                                                          THREE MONTHS
                                                                        ENDED DECEMBER 31
                                                            ------------------------------------------
                                                                   2003                  2002
                                                            ------------------      ------------------
Net Operating Profit, Excluding Discontinued Operations     $   254        8.9%     $   381       15.7%

Goodwill Impairment Charge                                      137                       -

Income from Planned Disposition of a Business                     -                     (16)

Behr Litigation (Income)                                         (1)                    (19)
                                                            -------                 -------

Net Operating Profit, As Reconciled                         $   390       13.6%     $   346       14.3%
                                                            =======                 =======

The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP financial measures and ratios should be viewed in addition to, and not as an alternative for, the Company's reported results.

                                MASCO CORPORATION
                DISCONTINUED OPERATIONS - SELECTED FINANCIAL DATA
                              (DOLLARS IN MILLIONS)

                                                                  Three Months Ended      Twelve Months Ended
                                                                     December 31              December 31
                                                                    ---------------         ---------------
                                                                    2003       2002         2003       2002
                                                                    ----       ----         ----       ----
Net Sales                                                           $  -       $ 67         $198       $271
                                                                    ====       ====         ====       ====

Income Before Income Taxes                                          $  -       $  8         $ 21       $ 29

(Expense) Gain on Disposal of Discontinued Operations                 (1)         -           89          -

Income Taxes                                                           -         (3)         (44)       (11)

                                                                    ----       ----         ----       ----
(Expense) Income and Gain From Discontinued Operations, Net         $ (1)      $  5         $ 66       $ 18
                                                                    ====       ====         ====       ====

Data for 2003 represent results through the first nine months for businesses divested at September 30, 2003.